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                                                                   EXHIBIT 10(n)

[TRANSAMERICA LIFE COMPANIES LOGO]              NOTICE OF CHANGE

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RDT Inc                                         Date:        December 22, 1997
MEADOW BROOK BUS CTR                            Policy No.:  92004017
5460 EXECUTIVE PK SE                            Insured:     MR KENNETH K RIETH
GRAND RAPIDS MI 49508

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WE HAVE RECEIVED YOUR REQUESTED CHANGE AND HAVE RECORDED IT AS SUBMITTED. SUCH
RECORDING DOES NOT MEAN THAT WE HAVE PASSED ON THE LEGAL ADEQUACY OR VALIDITY OF THIS TRANSACTION. THIS IS YOUR RESPONSIBILITY.

[X] The recorded    Transfer of Ownership,   Collateral Assignment,   Change of
                ---                       ---                      ---
    Name,   Beneficiary Designation,  X , Release of Assignment   Other   is/are
         ---                        -----                      ---     ---
    enclosed

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
[ ] The name of the Insured/Owner has been changed.     [ ] Please note the Company endorsement.

[ ] The policy is enclosed.                             [ ] The legal document is enclosed.

[ ] The policy lapsed without value effective:____.     [ ] Another collateral assignment has also been recorded.

[ ] The assignment is subject to a prior collateral     [ ] The assignment is subject to the right of the irrevocable
    assignment.                                             beneficiary.

[ ] A beneficiary form is enclosed in the event a       [ ] The policy lapsed without value effective:______.
    change of beneficiary is desired.                       however, reinstatement is pending.

[ ] Because of the community property laws, it          [ ] This is a second assignment in your favor. Forms are
    may have been in the best interest of the               enclosed in the event you wish to release the first
    Insured/owner if____ had joined in signing              assignment.
    the request.

[ ] The transfer of ownership is subject                [ ] A certified copy of the Trust Agreement dated
    to the collateral assignment in favor of:               _____________________________will be required
    _____________________________.                          before any other policy change can be made. Please
                                                            send us a copy as soon as possible.

[ ] Only lapse notices will be sent to the Collateral   [ ] Please furnish us with the mailing address of:
    Assignee(s), unless the collateral assignee(s)          ____.The address is:
    specifically request otherwise (i.e., special           ___________________________________________________
    request for duplicate billing notices).                 ___________________________________________________

[ ] SPECIAL NOTICE: A federal income tax law requires   [ ] Other
    that the enclosed W-9 form be completed by the          _______________________________________
    policy owner in order to avoid withholding and/or       _______________________________________
    penalties. The introductions should be read             _______________________________________
    carefully. A postage paid envelope is enclosed          _______________________________________
    for your convenience in returning the form.
                                                        [ ] THE POLICY IS IN THE GRACE PERIOD AND
                                                            IN DANGER OF LAPSING

WE ARE PLEASED TO HAVE BEEN OF SERVICE TO YOU.              DIRECT ALL INQUIRIES TO OUR CUSTOMER
JANICE KEENE                                                SERVICE DEPARTMENT (800) 852-4678
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cc: 9120    271541   THOMAS C L


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             RELEASE OF ASSIGNMENT OF POLICY AS COLLATERAL SECURITY

Policy No: 92004017                 Insured        Kenneth K. Rieth
          -------------------------        -------------------------------------
                              issued or assumed by

              [X]  Transamerica Occidental Life Insurance Company
              [ ]  Transamerica Assurance Company
              [ ]  Transamerica Life Insurance & Annuity Company
                        (herein called "the Company")

For good and sufficient consideration, the undersigned releases all rights, title and interest in this policy held under the assignment dated March 3, 1997. The rights of the policyowner, beneficiary and any other assignee under the policy shall be the same as though such assignment to the undersigned had never been made.

                                                ASSIGNMENT BY
Date Signed:  December 2, 1997
            ---------------------

         STUART F. CHENEY              xx    NBD BANK
---------------------------------      -----------------------------------------
Witness  Stuart F. Cheney                       Assignees Complete Name

900 CNONA #900, Grand Rapids, MI       By:     BARRY S. REED             V.P.
---------------------------------         ------------------------   -----------
Address of witness          44503           Authorized Signature        Title

          JUDY L. EDWARDS              By:
---------------------------------          ------------------------  -----------
Witness   Judy L. Edwards                   Authorized Signature        Title

200 Ottawa Ave. NW, #900
Grand Rapids, MI 49503
---------------------------------
Address of witness

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This Release of Assignment has been recorded at the Home Office of the Company in Los Angeles, California. The Company assumes no legal responsibility for the sufficiency or validity of this Release of Assignment.

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
                                           Stanley C. Hausman Jr.  Team Manager
Date recorded  December 22, 1997       By  Policy Change & Technical Services Department
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                                                           Name
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Note:   If the assignee's name has changed or takeover/merger is involved, attach certified copy of document issued by the State and/or Federal
        Agency.